Exhibit 99.2

Tons of Ore (M) (opt) (M) (M) (opt) (M) (opt) (M) (opt) United States Kinross 1.75 - 2.5% NSR 11 Barrick GSR1 0.40 - 5.0% GSR 12 GSR2 0.40 - 5.0% GSR 12 GSR3 0.71% GSR NVR1 4.91% NVR NVR1C 4.52% NVR 13 Kinross 1.0% - 2.0% NSR 14 0.6% - 0.9% NSR (M-ACE) 15 Barrick 0.9% NSR West Kirkland / Clover Nevada 1.50% NSR Newmont Goldcorp 1.8% NSR 2.525 0.01 0.077 OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 Gold 2 28.34 3.42 0.288 35.62 0.009 0.00 0.000 0.017 0.588 0.008 0.335 0.186 0.37 0.249 1.17 Goldstrike 90.49 0.019 0.00 0.000 0.012 0.39 0.009 108.83 0.016 0.753 1.45 0.013 18.05 0.032 3.445 1.61 0.043 22.43 0.017 0.491 1.23 46.70 0.011 5.67 0.011 Hasbrouck (DEV) Leeville 2.02 0.985 Cortez 6.87 0.06 11.77 0.010 0.015 0.531 1.12 34.70 16.55 0.008 0.012 13.72 0.011 1.45 0.008 PROVEN + PROBABLE RESERVES 4,5,6 ADDITIONAL MINERALIZED MATERIAL 7,8,9 Measured Indicated Inferred Tons Average Gold Grade Tons Average Gold Grade Average Gold Grade Average Gold Grade Gold Contained Ozs 10 Tons 0.016 0.080 0.64 0.017 6.29 0.013 2.45 0.011 0.023 0.436 0.00 0.038 14.76 1.59 0.008 0.066 Bald Mountain Gold Hill 0.000 0.28 90.47 0.035 3.183 1.39 0.048 19.14 0.043 29.73 0.085 0.013 18.95 4.90 R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 1

Tons of Ore (M) (opt) (M) (M) (opt) (M) (opt) (M) (opt) United States (cont.) SSR Mining 2.0% NSR Waterton Precious Metals Fund Cordillleran - 3.0% NSR 16, 17 Rayrock - 2.94% NSR 16, 18 Americas Silver 3.0% NSR 19 KGHM 3.0% NSR Waterton Precious Metals Fund 3.0% NSR Newmont Goldcorp 2.0% GPR Coeur Mining 0.0% - 2.0% GSR 20 146.72 Relief Canyon (DEV) 26.20 0.017 0.436 1.02 0.013 7.01 0.014 3.62 0.009 OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 369.89 0.005 61.78 0.53 0.00 0.000 0.00 0.000 0.00 0.014 0.024 0.000 Ruby Hill 1.73 84.31 204.42 0.00 0.000 0.88 0.065 0.019 7.557 0.064 0.063 Marigold 3.19 Pinson (DEV) 0.004 0.040 Robinson 0.02 0.022 0.483 14.84 0.0332 3.88 0.091 2.50 0.292 Wharf 0.025 24.94 Twin Creeks Tons Average Gold Grade Tons Average Gold Grade Average Gold Grade Gold Contained Ozs 10 Measured Indicated Inferred Tons PROVEN + PROBABLE RESERVES 4,5,6 ADDITIONAL MINERALIZED MATERIAL 7,8,9 Average Gold Grade 0.013 1.863 0.057 0.005 26.45 0.005 0.413 Gold -- continued 2 32.85 0.026 0.855 0.00 0.000 0.00 0.000 0.00 0.000 R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 2

Tons of Ore (M) (opt) (M) (M) (opt) (M) (opt) (M) (opt) Canada Sabina Gold & Silver George Lake 2.35% GSR 21 Goose Lake 1.95% GSR 22 Yamana / Agnico Eagle 1.0% - 1.5% NSR 23 Kirkland Lake 0.00013 x gold price Kutcho Copper Corp 2.0% NSR Agnico Eagle 2.0% NSR Centerra Gold 35% of gold produced 24 Anaconda Mining 7.5% NPI New Gold 6.5% of gold produced 25 LaRonde Zone 5 10.39 0.066 0.681 0.00 0.000 7.49 0.068 3.29 0.151 OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 57.84 0.124 0.05 0.907 0.009 0.036 0.00 0.191 3.14 0.273 0.037 6.39 5.24 Kutcho Creek (DEV) 0.007 11.51 Mount Milligan 0.000 136.40 0.060 0.00 2.503 0.000 8.48 0.009 0.000 0.00 0.000 0.100 295.68 7.05 0.162 5.33 0.00 0.184 0.007 0.009 2.95 0.124 0.119 0.227 6.01 0.023 63.29 0.032 14.55 0.031 Gold -- continued 2 0.010 4.736 0.000 0.98 81.57 0.366 3.98 0.00 0.010 Rainy River 0.80 2.20 Back River (DEV) Holt Pine Cove 493.35 13.62 0.184 Canadian Marlartic Average Gold Grade Gold Contained Ozs 10 Measured Indicated Inferred Tons Average Gold Grade Tons Average Gold Grade Tons Average Gold Grade PROVEN + PROBABLE RESERVES 4,5,6 ADDITIONAL MINERALIZED MATERIAL 7,8,9 45.18 3.60 0.109 0.000 0.000 0.029 1.682 0.00 0.20 0.031 4.185 5.84 0.120 R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 3

Tons of Ore (M) (opt) (M) (M) (opt) (M) (opt) (M) (opt) Canada (cont.) Copper Fox/Teck 3.5% NPI Barrick 0.97% NSR Mexico Pan American Silver 3.25% NSR Newmont Goldcorp 2.0% NSR Central and South America Teck 100% of payable gold 26 Orvana 3.0% NSR Compañia Inversora en Minas 2.0% NSR B2Gold 3.0% NSR 0.106 4.72 0.069 1.049 0.15 0.103 OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 658.29 0.005 0.073 0.005 1.068 Schaft Creek (DEV) 304.83 5.775 1,037.05 12.36 Williams Gold Contained Ozs 10 Measured Indicated Inferred Tons Gold -- continued 2 Tons 0.196 0.036 3.38 49.05 0.016 0.078 Average Gold Grade 573.65 348.77 ADDITIONAL MINERALIZED MATERIAL 7,8,9 0.059 El Limon 0.005 0.61 Average Gold Grade PROVEN + PROBABLE RESERVES 4,5,6 Tons 0.006 0.033 Andacollo Don Mario Peñasquito 0.148 0.66 Dolores 0.007 2.87 0.056 0.160 0.032 0.025 1.211 0.033 52.25 0.002 282.30 40.34 0.003 0.043 1.33 18.02 1.00 Don Nicolas 12.24 0.070 0.00 0.000 4.74 0.003 0.69 0.047 1.94 Average Gold Grade 21.85 1.76 0.56 4.96 Average Gold Grade 0.031 0.003 0.016 9.110 103.65 0.007 115.49 0.007 16.41 0.009 6.17 0.162 R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 4

ROYAL GOLD, INC

Metal Stream/Royalty Portfolio

As of December 31, 2018 [1]

Gold – continued [2]

OPERATOR, PROPERTY AND METAL STREAM/ROYALTY [3]	PROVEN + PROBABLE RESERVES [4,5,6]			ADDITIONAL MINERALIZED MATERIAL [7,8,9]					
				Measured		Indicated		Inferred	
	Tons of Ore (M)	Average Gold Grade (opt)	Gold Contained Ozs [10] (M)	Tons (M)	Average Gold Grade (opt)	Tons (M)	Average Gold Grade (opt)	Tons (M)	Average Gold Grade (opt)
Central and South America (cont.)									
La Fortuna (DEV)									
Newmont Goldcorp 1.4% NSR [27]	198.10	0.013	2.674	6.54	0.015	24.00	0.011	320.33	0.006
La India (DEV)									
Condor Gold 3.0% NSR	7.61	0.089	0.675	0.00	0.000	3.25	0.145	9.36	0.128
Mara Rosa (DEV)									
Amarillo Gold 2.75% NSR	26.24	0.041	1.087	2.65	0.018	5.29	0.026	12.13	0.027
Pueblo Viejo									
Barrick/Newmont Goldcorp 7.5% of gold produced [28]	84.59	0.077	6.551	8.39	0.070	103.33	0.072	304.22	0.007
Australia									
Balcooma (DEV)									
Consolidated Tin 1.5% NSR	0.76	0.002	0.001	0.60	0.001	0.77	0.009	0.64	0.012
Gwalia Deeps									
St Barbara 1.5% NSR	11.55	0.191	2.205	3.02	0.171	12.85	0.155	4.80	0.174
Jaguar Nickel (DEV)									
Washington H. Soul Pattinson 1.5% NSR	1.32	0.008	0.010	0.00	0.000	0.55	0.007	0.55	0.009
King of the Hills									
Red 5 1.5% NSR	0.79	0.112	0.089	0.00	0.000	2.00	0.172	1.50	0.151
Meekatharra									
Westgold Resources 1.5% NSR [29]	6.25	0.074	0.460	0.50	0.156	26.38	0.045	33.34	0.053

Page 5

Tons of Ore (M) (opt) (M) (M) (opt) (M) (opt) (M) (opt) Australia (cont.) Evolution Mining 2.5% NSR Saracen 1.5% NSR Shandong Tianye 1.5% NSR Africa Balaji Group 2.5% GSR Nord Gold 2.0% GSR 30 Golden Star Resources 10.5% of gold produced 31 Golden Star Resources 10.5% of gold produced 31 29.17 0.093 17.21 0.079 1.473 Inata 31.99 0.059 1.232 0.072 0.00 0.000 25.70 18.61 Red Dam (DEV) 0.067 51.07 0.200 0.062 0.340 0.047 OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 0.046 24.49 0.107 6.27 0.200 8.07 0.074 0.483 14.94 0.121 11.36 0.114 Prestea 0.85 0.372 0.317 0.00 South Laverton Southern Cross Gold -- continued 2 PROVEN + PROBABLE RESERVES 4,5,6 ADDITIONAL MINERALIZED MATERIAL 7,8,9 Average Gold Grade Gold Contained Ozs 10 Measured Indicated Inferred Tons Average Gold Grade Tons Average Gold Grade Tons Average Gold Grade Wassa Taparko 1.50 0.067 4.58 0.096 2.27 1.15 6.50 0.070 6.35 0.054 0.064 0.051 9.64 0.099 0.959 2.32 0.000 23.16 0.216 0.000 2.26 20.81 0.061 3.01 0.000 0.000 0.00 0.00 R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 6

Tons of Ore (M) (opt) (M) (M) (opt) (M) (opt) (M) (opt) United States Kinross 1.0% - 2.0% NSR 14 0.6% - 0.9% NSR (M-ACE) 15 West Kirkland / Clover Nevada 1.50% NSR Americas Silver 3.0% NSR 19 Canada Kutcho Copper Corp 2.0% NSR New Gold 60% of silver produced 25 Copper Fox/Teck 3.5% NPI Mexico Pan American Silver 2.0% NSR Newmont Goldcorp 2.0% NSR 11.600 Kutcho Creek (DEV) 0.836 0.64 658.29 6.01 0.130 Average Silver Grade ADDITIONAL MINERALIZED MATERIAL 7,8,9 63.29 0.103 14.55 0.069 0.166 0.251 2.451 PROVEN + PROBABLE RESERVES 4,5,6 4.90 4.74 11.51 0.677 1.008 0.564 1.76 OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 0.193 0.05 0.794 12.115 Silver Contained Ozs 10 Rainy River 1.230 6.39 0.010 Hasbrouck (DEV) 35.62 3.61974 0.050 51.895 49.05 0.190 11.772 0.191 115.49 Relief Canyon (DEV) 12.36 0.043 304.83 0.048 4.96 2.722 1,037.05 0.664 16.41 0.392 0.297 10.569 2.02 0.192 16.55 1.308 0.047 Schaft Creek (DEV) Peñasquito 103.65 0.826 Silver 32 Gold Hill Dolores 0.795 39.000 Measured Indicated Inferred Tons Average Silver Grade Tons Average Silver Grade Tons Average Silver Grade 26.20 0.042 1.102 1.02 0.067 7.01 0.036 136.40 0.089 8.48 573.65 0.920 527.580 0.259 6.29 R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 7

Tons of Ore (M) (opt) (M) (M) (opt) (M) (opt) (M) (opt) Central and South America Orvana 3.0% NSR Compañia Inversora en Minas 2.0% NSR Condor Gold 3.0% NSR Barrick/Newmont Goldcorp 75% of silver produced 28 Australia Consolidated Tin 1.5% NSR Washington H. Soul Pattinson 1.5% NSR Africa Cupric Canyon 80% of silver produced 33 0.103 Average Silver Grade Silver Contained Ozs 10 3.38 1.158 OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 0.00 0.149 Don Nicolas 0.15 0.412 4.72 7.61 0.156 Balcooma (DEV) 0.61 9.36 0.145 0.066 103.33 0.397 42.052 8.39 0.417 0.302 0.069 Pueblo Viejo Don Mario 0.073 1.185 3.320 0.215 0.56 Tons Average Silver Grade Silver -- continued 32 PROVEN + PROBABLE RESERVES 4,5,6 ADDITIONAL MINERALIZED MATERIAL 7,8,9 La India (DEV) 3.25 0.69 Measured Indicated Inferred Tons Average Silver Grade Tons Average Silver Grade 0.401 1.33 0.000 304.22 0.032 84.59 0.497 2.87 0.76 0.498 0.380 0.60 0.382 0.77 0.793 0.64 0.987 Jaguar Nickel (DEV) 1.32 2.268 3.000 0.00 0.000 0.55 2.083 0.55 2.742 Khoemacau (DEV) 33.52 0.567 19.011 18.21 0.569 27.03 0.580 55.86 0.691 R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 8

Tons of Ore (M) (%) (M) (M) (%) (M) (%) (M) (%) United States KGHM 3.0% NSR Canada Kutcho Copper Corp 2.0% NSR Centerra Gold 18.75% of copper produced 24 Copper Fox/Teck 3.5% NPI Vale 2.7% NVR Central and South America Orvana 3.0% NSR Newmont Goldcorp 1.4% NSR 27 Australia Consolidated Tin 1.5% NSR Voisey's Bay 0.31% 304.83 5630.715 12.36 2.87 11.51 ADDITIONAL MINERALIZED MATERIAL 7,8,9 OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 Average Base Metal Grade Base Metal Contained Lbs 11 Tons Average Base Metal Grade Ton Average Base Metal Grade Tons Average Base Metal Grade 26.45 692.343 0.31% 369.89 Indicated COPPER 34 Robinson 0.27% 61.78 87.277 0.56 0.94% 642.427 0.00 0.21% 1.52% 0.69 0.00% 1959.099 2.01% 6.54 0.51% 24.00 0.39% 320.33 0.24% 658.29 0.00% 0.00 0.22% 0.00% 0.00 4.34% 6.39 Base Metals Balcooma (DEV) 0.76 2.13% 32.466 0.60 0.61 34.17 Inferred Measured PROVEN + PROBABLE RESERVES 4,5,6 493.35 0.27% 463.000 8.48 1.89% 0.19% 1836.000 81.57 0.09% 295.68 0.15% 45.18 0.13% 198.10 0.49% 0.15% 3.00% 0.77 1.30% 0.64 1.46% 0.40% 84.31 La Fortuna (DEV) 1,037.05 Don Mario Kutcho Creek (DEV) Shaft Creek (DEV) 0.41% 1.33% 0.18% 0.05 0.23% Mount Milligan R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 9

Tons of Ore (M) (%) (M) (M) (%) (M) (%) (M) (%) Australia (cont.) Washington H. Soul Pattinson 1.5% NSR Europe First Quantum 1.5% NSR Mexico Newmont Goldcorp 2.0% NSR 569.15 3613.200 99.08 0.29% 105.67 0.29% 16.39 0.17% Australia Consolidated Tin 1.5% NSR Canada Kutcho Copper Corp 2.0% NSR Mexico Newmont Goldcorp 2.0% NSR 7994.530 99.08 0.59% 105.67 0.49% 16.39 0.63% 3.49% 0.00 OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 PROVEN + PROBABLE RESERVES 4,5,6 ADDITIONAL MINERALIZED MATERIAL 7,8,9 Average Base Metal Grade Base Metal Contained Lbs 11 Measured Indicated Inferred Tons Average Base Metal Grade Ton Average Base Metal Grade Tons Average Base Metal Grade 0.70% 0.55 0.73% 6.39 1.64% 0.05 10.35% 0.00 0.00% 0.32% Jaguar Nickel (DEV) LEAD 35 Peñasquito 0.42% 3.42 8.48 0.00% COPPER (cont.) 34 ZINC 36 11.023 4.50% 307.655 Las Cruces 1.32 Kutcho Creek (DEV) Peñasquito Base Metals -- continued 11.51 3.19% 569.15 0.00 0.00% 1.43 0.55 0.40% 2.61% 0.76 0.52% 7.879 0.60 0.10% 0.77 2.40% 0.64 1.93% Balcooma (DEV) 734.000 R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 10

Tons of Ore (M) (%) (M) (M) (%) (M) (%) (M) (%) Central and South America Laguna Gold 0.0 - 3.0% NSR 37 Australia Consolidated Tin 1.5% NSR Washington H. Soul Pattinson 1.5% NSR Canada Vale 2.7% NVR Canada Vale 2.7% NVR Canada Copper Fox/Teck 3.5% NPI Tons Average Base Metal Grade Ton Average Base Metal Grade Tons Average Base Metal Grade 0.12% 1.47 7.53% Base Metals -- continued 304.83 ZINC (cont.) 36 COBALT 39 MOLYBDENUM 40 NICKEL 38 Voisey's Bay 0.00% 0.00 0.00% 1,037.05 12.36 0.005% 0.02% 0.01% 85.429 0.00 0.00% El Toqui Voisey's Bay OPERATOR, PROPERTY AND METAL STREAM/ROYALTY 3 PROVEN + PROBABLE RESERVES 4,5,6 ADDITIONAL MINERALIZED MATERIAL 7,8,9 Average Base Metal Grade Base Metal Contained Lbs 11 Measured Indicated Inferred 658.29 0.02% Schaft Creek (DEV) 34.17 1.40 4.70% 131.704 7.57 5.91% 8.82 6.23% 373.340 0.00 0.00 0.00% 0.00 0.00% Balcooma (DEV) 0.76 1.92% 29.274 0.60 0.30% 0.77 7.20% 0.64 4.51% Jaguar Nickel (DEV) 1.32 6.25% 165.347 0.00 0.00% 0.55 5.39% 0.55 6.90% 34.17 2.12% 1448.878 0.00 0.00% R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 11

ROYAL GOLD, INC

Metal Stream/Royalty Portfolio

As of December 31, 2018 [1]

Footnotes

For further information about Royal Gold, Inc.'s royalties, metal streams and similar interests, please see our Annual Report on Form 10-K and other Public Reports.

Dollar amounts are reported in U.S. dollars unless otherwise stated.

1 Reserves have been reported by the operators of record as of December 31, 2018, with the exception of the following properties where reserves have been reported by the operators of record or their predecessors in interest and are unadjusted for production since these dates: La India - January 25, 2019; Don Mario - September 30, 2018; Gwalia Deeps, King of the Hills, Meekatharra and South Laverton - June 30, 2018; Relief Canyon - May 24, 2018; El Toqui - February 28, 2018; Pine Cove, Taparko and Williams - December 31, 2017; Bald Mountain, Gold Hill, Inata, Robinson and Southern Cross - December 31, 2016; Red Dam - December 31, 2015; Back River - August 15, 2015; Hasbrouck Mountain - June 3, 2015; La Fortuna, Pinson and Ruby Hill - December 31, 2014; Schaft Creek - December 31, 2012; Don Nicolas - December 31, 2011; and Balcooma - June 30, 2011.

2 Gold reserves were calculated by the operators at the following per ounce prices: A$1,650 - Meekatharra and King of the Hills; A$1,600 - Southern Cross and South Laverton; $1,600 - Pine Cove; $1,366 - Schaft Creek; A$1,350 - Gwalia Deeps; A$1,310 - Red Dam; $1,300 - Dolores, La Fortuna, Mara Rosa and Pinson; $1,275 - Rainy River; $1,250 - Andacollo, Back River, Don Mario, El Limon, Inata, La India, Marigold, Mount Milligan, Prestea, Robinson, Taparko, Wassa and Wharf; $1,230 - Holt; $1,225 - Hasbrouck Mountain; $1,200 - Bald Mountain, Canadian Malartic, Cortez, Gold Hill, Goldstrike, Leeville, Peñasquito, Pueblo Viejo, Twin Creek and Williams; $1,150 - LaRonde Zone 5; and $1,100 - Don Nicolas and Ruby Hill. No gold price was reported for Balcooma, Jaguar Nickel or Kutcho Creek.

3 See royalty definitions on page 17.

4 Set forth below are the definitions of proven and probable reserves used by the U.S. Securities and Exchange Commission.

"Reserve" is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

"Proven (Measured) Reserves" are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

"Probable (Indicated) Reserves" are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

5 Royal Gold has disclosed a number of reserve estimates that are provided by operators that are foreign issuers and are not based on the U.S. Securities and Exchange Commission's definitions for proven and probable reserves. For Canadian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform with the Australasian Code for Reporting of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia, as amended ("JORC Code"). Royal Gold does not reconcile the reserve estimates provided by the operators with definitions of reserves used by the U.S. Securities and Exchange Commission.

Page 12

ROYAL GOLD, INC

Metal Stream/Royalty Portfolio
As of December 31, 2018 [1]

Footnotes (cont.)

6 The reserves reported are either estimates received from the various operators or are based on documentation provided to Royal Gold or are derived from publicly available information from the operators of the various properties or various National Instrument 43-101 or JORC Code reports filed by operators. Royal Gold is not able to reconcile the reserve estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

7 Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved. The U.S. Securities and Exchange Commission does not recognize this term. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

8 Some of the operators are Canadian and Australian issuers. Canadian and Australian issuers use the terms "mineral resources" and its subcategories "measured," "indicated" and "inferred" mineral resources. For Canadian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform with the JORC Code. While such terms are recognized and required by Canadian and Australian regulations, the U.S. Securities and Exchange Commission does not recognize them. In each case, estimates of the mineralized material reported hereunder are as previously disclosed by the relevant operator, without reference to the underlying data used to calculate the estimates. Accordingly, Royal Gold is not able to reconcile the estimates prepared in reliance on National Instrument 43-101 or JORC Code with terms recognized by the U.S. Securities and Exchange Commission. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

9 Estimates of additional mineralized material reported are either estimates received from the various operators or are based on documentation provided to Royal Gold or are derived from publicly available information from the operators of the various properties or various National Instrument 43-101 or JORC Code reports filed by operators. Royal Gold is not able to reconcile estimates of mineralized material prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

10 "Contained ounces" or "contained pounds" do not take into account recovery losses in mining and processing the ore. This column reports contained ounces subject to the Company's metal stream and royalty rates.

11 NSR sliding-scale schedule (price of gold per ounce - royalty rate): Below $375 - 1.75%; >$375 to $400 - 2.0%; >$400 to $425 - 2.25%; >$425 - 2.5%. All price points are stated in 1986 dollars and are subject to adjustment in accordance with a blended index comprised of labor, diesel fuel, industrial commodities and mining machinery.

12 GSR sliding-scale schedule (price of gold per ounce - royalty rate): Below $210 - 0.40%; $210 to $229.99 - 0.50%; $230 to $249.99 - 0.75%; $250 to $269.99 - 1.30%; $270 to $309.99 - 2.25%; $310 to $329.99 - 2.60%; $330 to $349.99 - 3.00%; $350 to $369.99 - 3.40%; $370 to $389.99 - $3.75%; $390 to $409.99 - 4.0%; $410 to $429.99 - 4.25%; $430 to $449.99 - 4.50%; $450 to $469.99 - 4.75%; $470 and higher -5.00%.

Page 13

ROYAL GOLD, INC

Metal Stream/Royalty Portfolio

As of December 31, 2018 [1]

Footnotes (cont.)

13 NVR1C is the Crossroads portion of NVR1.

14 The royalty is capped at $10 million. As of March 31, 2019, royalty payments of approximately $6.88 million have been received. The sliding-scale schedule (price of gold per ounce - royalty rate): Below $350 - 1.0%; > $350 - 2.0%. The silver royalty rate is the same as the gold royalty rate. The operator did not break out reserves or resources subject to the different royalties.

15 The royalty applies to the M-ACE claims. The NSR sliding-scale schedule (price of gold per ounce - royalty rate): Below $300 - 0.6%; $300 to $350 - 0.7%; > $350 to $400 - 0.8%; > $400 - 0.9%. The silver royalty rate is the same as the gold royalty rate. The operator did not break out reserves or resources subject to the different royalties.

16 Royalty rates shown only apply to Section 29, which currently holds about 95% of the reserves reported for the property.

17 A Cordilleran royalty of 5% NSR applies to a portion of Section 28.

18 Different Rayrock royalty rates apply to Sections 28, 32 and 33; these rates vary depending on pre-existing royalties. The Rayrock royalties take effect once 200,000 ounces of gold have been produced from open pit mines on the property. As of March 31, 2019, approximately 103,000 ounces have been produced.

19 Reserves represent Royal Gold's interest based on our royalty ground covering approximately 69% of the resource footprint by area.

20 NSR sliding-scale schedule (price of gold per ounce - royalty rate): $0.00 to under $350 - 0.0%; $350 to under $400 - 0.5%; $400 to under $500 - 1.0%; $500 or higher - 2.0%.

21 George Lake royalty applies to production above 800,000 ounces.

22 Goose Lake royalty applies to production above 400,000 ounces.

23 NSR sliding-scale schedule (price of gold per ounce - royalty rate): $0.00 to $350 - 1.0%; above $350 - 1.5%.

24 Centerra Gold will deliver 35% of payable gold produced, subject to a fixed payable percentage of 97%, and 18.75% of payable copper produced, subject to a minimum payable percentage of 95%. The purchase price for gold is equal to the lesser of $435 per ounce delivered or the prevailing market price and the purchase price for copper is 15% of the spot price per metric tonne delivered. As of March 31, 2019, approximately 434,300 ounces of payable gold and 19.528 million pounds of payable copper have been delivered.

25 New Gold will deliver: (a) gold in amounts equal to 6.50% of gold produced until 230,000 ounces have been delivered, and 3.25% of gold produced thereafter, and (b) silver in amounts equal to 60% of silver produced until 3.10 million ounces have been delivered, and 30% of silver produced thereafter, in each case at a purchase price equal to 25% of the spot price per ounce delivered. As of March 31, 2019, approximately 19,300 ounces of payable gold and 198,600 ounces of payable silver have been delivered.

26 Teck will deliver gold in amounts equal to 100% of payable gold until 900,000 ounces have been delivered, and 50% of payable gold thereafter, subject to a fixed payable percentage of 89%, at a purchase price equal to 15% of the monthly average gold price for the month preceding the delivery date for each ounce delivered. As of March 31, 2019, approximately 177,100 ounces of payable gold have been delivered.

27 The royalty covers approximately 30% of the La Fortuna deposit. Reserves attributable to Royal Gold's royalty represent 3/7 of Newmont Goldcorp's reporting of 70% of the total reserve.

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ROYAL GOLD, INC
Metal Stream/Royalty Portfolio
As of December 31, 2018 [1]

Footnotes (cont.)

28 Barrick will deliver: (a) gold in amounts equal to 7.50% of Barrick's 60% interest in gold produced until 990,000 ounces have been delivered, and 3.75% of Barrick's 60% interest in gold produced thereafter, at a purchase price equal to 30% of the spot price per ounce delivered until 550,000 ounces have been delivered, and 60% of the spot price per ounce delivered thereafter; and (b) silver in amounts equal to 75% of Barrick's 60% interest in silver produced, subject to a minimum silver recovery of 70%, until 50 million ounces have been delivered, and 37.50% of Barrick's 60% interest in silver produced thereafter, at a purchase price equal to 30% of the spot price per ounce delivered until 23.10 million ounces of silver have been delivered, and 60% of the spot price per ounce delivered thereafter. As of March 31, 2019, approximately 172,000 ounces of payable gold and 5.7 million ounces of payable silver have been delivered.

29 At Paddy's Flat an additional royalty of A$10 per ounce applies on production above 50,000 ounces; At Reedy's an additional 1.5% to 2.5% NSR sliding-scale royalty pays at a rate of 1.5% for the first 75,000 ounces produced in any 12 month period and at a rate of 2.5% on production above 75,000 ounces during that 12 month period and a 1.0% NSR royalty applies to the Rand area only. At Yaloginda the royalty is 0.45% NSR.

30 A 0.75% GSR milling royalty applies to ore mined outside of the defined area of the Taparko-Bouroum project that is processed through the Taparko facilities up to a maximum of 1.1 million tons per year.

31 Golden Star will deliver 10.5% of payable gold produced. The purchase price for gold ounces delivered is 20% of the spot price until 240,000 ounces have been delivered from Prestea and Wassa, and thereafter the stream percentage decreases to 5.5% of gold produced at a purchase price equal to 30% of the spot price. As of March 31, 2019, approximately 84,200 ounces of payable gold have been delivered.

32 Silver reserves were calculated by the operators at the following prices per ounce: $25.96 - Schaft Creek; $25.00 - Don Nicolas; $20.00 - Gold Hill; $18.50 - Dolores; $18.00 - Peñasquito; $17.50 - Hasbrouck Mountain; $17.00 - Rainy River; $16.50 - Pueblo Viejo; and $15.00 - Don Mario. No silver price was reported for Balcooma, Jaguar Nickel or Kutcho Creek.

33 Cupric will deliver 80% of payable silver produced, subject to a fixed payable percentage of 90%. At Cupric's option and subject to various conditions, Royal Gold will have the option to purchase up to an additional 20% of the payable silver. The stream rate will drop by 50% upon the delivery of 32 million ounces of silver at the 80% stream level, and 40 million ounces of silver at the 100% stream level if the option is fully exercised. The purchase price is 20% of the spot price of silver. Depending on the achievement by Cupric of mill expansion throughput levels above 13,000 tonnes per day (30% above current mill design capacity), Royal Gold will pay higher ongoing cash payments for ounces delivered in excess of specific annual thresholds.

34 Copper reserves were calculated by the operators at the following prices per pound: $3.52 -Schaft Creek; $3.00 - Andacollo, La Fortuna and Mount Milligan; $2.95 - Robinson; $2.75 - Las Cruces; $2.76 - Voisey's Bay; and $2.50 - Don Mario. No copper reserve price was reported for Balcooma, Jaguar Nickel or Kutcho Creek.

35 Lead reserve price was calculated by the operators at the following prices per pound: $0.95 - Peñasquito. No lead reserve price was reported for Balcooma.

36 Zinc reserve price was calculated by the operators at the following prices per pound: $1.15 - Peñasquito; and $0.95 - El Toqui. No zinc reserve price was reported for Balcooma, Jaguar Nickel or Kutcho Creek.

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37 38 39 40 NSR sliding-scale schedule (price of zinc per pound - royalty rate): Below $0.50 - 0.0%; $0.50 to below $0.55 - 1.0%; $0.55 to below $0.60 - 2.0%; $0.60 or higher - 3.0%. Nickel reserve price was calculated by the operator at the following price per pound: $5.01 - Voisey's Bay. Cobalt reserve price was calculated by the operator at the following price per pound: $24.69 - Voisey's Bay. Molybdenum reserve price was calculated by the operator at the following price per pound: $15.30 - Schaft Creek. NOTE: Not included in the Royalty/Metal Stream Portfolio are Allan, Belcourt, Borax, Martha, Rambler North, Skyline and one oil and gas property. Footnotes (cont.) R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 16

Royalty: The right to receive a percentage or other denomination of mineral production from a mining operation. Gross Smelter Return (“GSR”) Royalty: A defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract- defined costs paid by, or charged to, the operator. Gross Proceeds Royalty ("GPR") Royalty: A royalty in which payments are made on containted ounces rather than recovered ounces. Milling Royalty: A royalty on ore throughput at a mill. Net Profits Interest (“NPI”) Royalty: A defined percentage of the gross revenue from a resource extraction operation, after recovery of certain contract-defined pre-production costs, and after deduction of certain contract-defined mining, milling, processing, transportation, administrative, marketing and other costs. Glossary The Company’s royalty portfolio contains several different types of royalties or similar interests which are defined as follows: Sliding-Scale Royalty: A royalty rate that fluctuates based on contract-specified variables such as metal price or production volume. Net Smelter Return (“NSR”) Royalty: A defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining and smelting costs. Net Value Royalty (“NVR”): A defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined costs. Metal Stream: A purchase agreement that provides, in exchange for an upfront deposit payment, the right to purchase all or a portion of one or more metals produced from a mine, at a price determined for the life of the transaction by the purchase agreement. Ounce Per Ton ("opt"): A unit of measurement stated as troy ounce per short ton of material. Gross Value ("GV") Royalty: A defined percentage of the gross value, revenue or proceeds from a resource extraction operation, without deductions of any kind. Development (“DEV”): A property with a published reserve, but not currently in production. R OY ALGOLD,INC Metal Stream/Royalty Portfolio As of December 31, 2018 1 Page 17